SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): March 6, 2000
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                                 MGI PROPERTIES
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             (Exact name of registrant as specified in its charter)


    Massachusetts                   1-6833           04-6268740
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(State or other jurisdiction   (Commission       (IRS Employer
     of incorporation)         File Number)   Identification No.)


                One Winthrop Square, Boston, Massachusetts 02110
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                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code: (617) 422-6000
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Item 5.  Other Events.
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                  On March 6, 2000,  MGI  Properties  (NYSE:  MGI) (the "Trust")
issued a press release which is hereby incorporated by reference and attached hereto as Exhibit 99.1.

                  On March 16, 2000, the Trust issued another press release which is hereby incorporated by reference and attached hereto as Exhibit 99.2.

Item 7.  Financial Statements, Pro Forma Financial Information and
         ---------------------------------------------------------
         Exhibits.
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         (c) Exhibits
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         Exhibit No.                                 Exhibit
         -----------                                 -------

           99.1            Press Release dated March 6, 2000.

           99.2            Press Release dated March 16, 2000.

                                   SIGNATURES
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         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MGI PROPERTIES
                                      --------------
                                      (Registrant)



Dated: March 17, 2000        By  /s/  Phillip C. Vitali
                               ---------------------------------------------
                                      Name:  Phillip C. Vitali
                                      Title: Executive Vice President
                                             and Treasurer
                                            (Principal Financial and
                                             Accounting Officer)